UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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☐    Definitive Proxy Statement

☒    Definitive Additional Materials

☐    Soliciting Material under Rule 14a-12

Better Home & Finance Holding Company
(Name of Registrant as Specified in Its Charter)

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Your Vote Counts! BETTER HOME & FINANCE HOLDING COMPANY 3 WORLD TRADE CENTER 175 GREENWICH STREET, 57TH FLOOR NEW YORK, NY 10007 BETTER HOME & FINANCE HOLDING COMPANY 2024 Annual Meeting Vote by June 3, 2024 11:59 PM ET You invested in BETTER HOME & FINANCE HOLDING COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 4, 2024. Vote Virtually at the Meeting* June 4, 2024 12:00 p.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/BETR2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V47184-P07795 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V47185-P07795 1. Election of Directors Nominees: 1a. Harit Talwar For 1b. Vishal Garg For 1c. Michael Farello For 1d. Arnaud Massenet For 1e. Prabhu Narasimhan For 1f. Steven Sarracino For 1g. Riaz Valani For 2. Approval of one or more amendments to the Company’s Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the Company’s Class A Common Stock, Class B Common Stock and Class C Common Stock at a ratio ranging from any whole number between 1-for-2 and 1-for-100 and in the aggregate not more than 1-for-100, inclusive, as determined by the Board in its discretion, subject to the Board’s authority to abandon such amendments. For 3. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to permit for officer exculpation to the extent permitted under Delaware law. For 4. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024. For NOTE: In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof. The proxy, when properly executed, will be voted in the manner directed. If no direction is given, the proxy will be voted in accordance with the Board of Directors’ recommendations. To leverage technology and to enable shareholder participation from any location, the 2024 Annual Meeting will be held exclusively online at the designated platform. To join the virtual-only Annual Meeting, you need to enter the 16-digit control number contained herein.